UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BLACKROCK TCP CAPITAL CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

April 9, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRock TCP Capital Corp., a Delaware corporation (the “Company”), to be held on May 27, 2026, at 9:00 a.m., Pacific Time, to consider and vote on the proposals discussed in the enclosed proxy statement. The Annual Meeting will be held in a virtual meeting format only. Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. To participate in the Annual Meeting please follow the directions in the notice of Annual Meeting and proxy statement accompanying this letter and use the following link: https://meetnow.global/MNv9NH4.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting, you will be asked to elect all six Director nominees to the Board of Directors of the Company.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote virtually at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-855-372-7798.

Further, from time to time we may repurchase a portion of our common shares and are notifying you of this ability as required by applicable securities law.

Sincerely yours,

/s/ Philip Tseng
Philip Tseng
Chair of the Board of Directors and
Chief Executive Officer

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1094

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 27, 2026

To the Stockholders of BlackRock TCP Capital Corp.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRock TCP Capital Corp., a Delaware corporation (the “Company”) will be held on May 27, 2026, at 9:00 a.m. Pacific Time, for the following purposes:

1.

To elect all six Director nominees to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: https://meetnow.global/MNv9NH4.

You have received this proxy statement because you were a stockholder of record of the Company on March 30, 2026 (the “Record Date”). Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you received from us.

Your vote is important. Attendance at the Annual Meeting will be limited to the Company’s stockholders as of the Record Date.

If your shares in the Company are registered in your name, you may attend and participate in the Annual Meeting at https://meetnow.global/MNv9NH4 by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial stockholder of the Company (that is if you hold your Company shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Georgeson LLC, the Company’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Annual Meeting.

We encourage you to carefully review the enclosed materials, which explains the proposals in more detail. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Annual Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Annual Meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Company’s proxy solicitor, to vote your shares.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 30, 2026. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.

If you have any questions about the proposals to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-855-372-7798.

By Order of the Board of Directors,

/s/ Philip Tseng
Chair of the Board of Directors and
Chief Executive Officer
Santa Monica, California

April 9, 2026

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares virtually.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY FOLLOW THE DIRECTIONS ON YOUR ENCLOSED PROXY CARD TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, OR SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-35030

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1094

PROXY STATEMENT 2026

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BlackRock TCP Capital Corp., a Delaware corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on May 27, 2026, at 9:00 a.m. Pacific Time, and at any postponements, adjournments or delays thereof. Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. However, stockholders will have the same rights in the virtual meeting as they would at an in-person meeting. To attend the Annual Meeting please follow the directions below and use the following link: https://meetnow.global/MNv9NH4.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 9:00 a.m. Pacific Time. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You will not be able to attend the Annual Meeting in person. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Meeting, log into the live webcast at https://meetnow.global/MNv9NH4, click on the “Q&A” icon at the top right of your screen, type a question or comment in the free form section and click “Send” to submit your question

If your shares in the Company are registered in your name, you may attend and participate in the Annual Meeting at https://meetnow.global/MNv9NH4 entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial stockholder of the Company (that is if you hold your Company shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Georgeson LLC, the Company’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Annual Meeting. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2025 are first being sent to stockholders on or about April 9, 2026.

It is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors.

If you are a stockholder “of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he or she has previously authorized a proxy.

If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you have a legal proxy and present it at the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Annual Meeting via webcast, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-855-372-7798. You will not be able to attend the Annual Meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 27, 2026

The following materials relating to this Proxy Statement are available at

https://www.proxy-direct.com/blk-35030:

•	This Proxy Statement;

•	The accompanying Notice of Annual Meeting; and

•	The Company’s Annual Report for the fiscal year ended December 31, 2025.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.

To elect all six Director nominees to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 30, 2026 (the “Record Date”). At the close of business on the Record Date, the Company had 84,229,112 common shares outstanding. Each share is entitled to one vote.

Quorum Required

The holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter. The Company does not expect any broker non-votes at the Annual Meeting because there are no routine proposals to be voted on at the Annual Meeting.

Vote Required

Proposal: Election of Directors. The election of a Director requires the affirmative vote of a plurality of the Company’s shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because the Company requires a plurality of votes to elect each such Director, withheld votes will not have an effect on the outcome of this Proposal.

Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chair of the Annual Meeting believes it is in the best interests of the Company, the chair of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.

Information Regarding This Solicitation

The Company will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards. Such costs and expenses are estimated to be approximately $442,000. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Tennenbaum Capital Partners, LLC, which is the Company’s investment adviser (the “Advisor”), and/or Series H of SVOF/MM, LLC, which is the Company’s administrator (the “Administrator”). The Advisor and the Administrator are located at 2951 28th Street, Suite 1000, Santa Monica, California 90405. No additional compensation will be paid to directors, officers, regular employees, the Advisor or the Administrator for such services.

The Company intends to use the services of Georgeson LLC, to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated base fee not to exceed $8,000 plus estimated additional fees and expenses that may cause the Company to pay Georgeson LLC, approximately $118,000 in total fees and expenses for the annual meeting.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet will be able to confirm their voting instructions prior to submission.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be presumed to control us, as such term is defined in the 1940 Act.

Our Directors are divided into two groups: interested directors and independent directors. “Interested Directors” are those who are “interested persons” of the Company, as defined in the 1940 Act. “Independent Directors” are those who are not “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 30, 2026, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each Director nominee and executive officer, and the executive officers and Directors as a group. As of the Record Date, all Directors and executive officers as a group owned less than 1% of the Company’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Form 3, Form 4, Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
5% or more holders
None
Interested Directors
Common Stock	Philip Tseng	38,587	*
Independent Directors
Common Stock	John R. Baron	8,404	*
Common Stock	Eric J. Draut	55,532	*
Common Stock	Karen L. Leets	7,680	*
Common Stock	Andrea L. Petro	11,823	*
Common Stock	Maureen K. Usifer	23,502	*
Executive Officers
Common Stock	Jason Mehring	29,208	*
Common Stock	Erik L. Cuellar	2,000	*
Common Stock	Charles C. S. Park	—	*
Common Stock	Patrick Wolfe	18,160	*
Common Stock	Dan Worrell	113,500	*
Common Stock	Diana Huffman	—	*
Common Stock	All Directors and Officers as a Group (12 persons)	308,397	*

*	Represents less than 1%.

The following table sets out the dollar range of our equity securities beneficially owned by each of the Director nominees as of March 30, 2026. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Philip Tseng	Over $100,000
Independent Directors
John R. Baron	$50,001-$100,000
Eric J. Draut	Over $100,000
Karen L. Leets	$50,001-$100,000
Andrea L. Petro	$50,001-$100,000
Maureen K. Usifer	Over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Proposal: Election of Directors

Pursuant to our certificate of incorporation and bylaws our Board of Directors may change the number of Directors constituting the Board of Directors, provided that the number thereof will never be less than two nor more than nine. We currently have six Directors on our Board of Directors, all of which are standing for election this year. If any Director is unavailable for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company’s Governance and Compensation Committee may select. Each Director nominee elected at the Annual Meeting will serve until the later of the date of our 2027 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Annual Meeting and the Directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director.

The 1940 Act and the NASDAQ rules require that our Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities of, or control the Company or an investment advisor or principal underwriter to the Company; be an officer, director or employee of the Company or of an investment advisor or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to the Company or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment advisor or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Company. Under NASDAQ rules, in order for a Director to be deemed independent, the Company’s Board of Directors must determine that the individual does not have a relationship that would interfere with the Director’s exercise of independent judgment in carrying out his or her responsibilities.

The Board of Directors, in connection with the 1940 Act and NASDAQ rules, as applicable, has considered the independence of members of the Board of Directors who are not employed by the Advisor and has concluded that John R. Baron, Eric J. Draut, Karen L. Leets, Andrea L. Petro, and Maureen K. Usifer (the “Independent Directors”) are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board of Directors concluded that Mses. Leets, Petro and Usifer and Messrs. Baron and Draut had no relationships with the Advisor or any of its affiliates, other than their positions as Directors of the Company, directors/trustees of business development companies managed by the Investment Manager, and other than, if applicable, investments in us or other private funds managed by the Advisor that are on the same terms as those of other stockholders and investors.

Each Director nominee has been nominated for election as a Director to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies. None of the Independent Directors has been proposed for election pursuant to any agreement or understanding with any other Director or the Company. The Company is party to an investment advisory agreement with the Advisor. Mr. Tseng is employed by the Advisor. In addition, pursuant to the terms of an administration agreement, the Administrator provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator is controlled by the Advisor and its affiliates.

Biographical Information
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees

John R. Baron 2951 28th Street, Suite 1000, Santa Monica,	Director; Audit Committee Member, Governance and Compensation Committee Member	2026; 2024 to present	Since March 2024, Mr. Baron Mr. Baron has been a Director of the Company and is a member of the Company’s Audit Committee, a member of the Governance and Compensation Committee, and a	1 BDC consisting of 1 Portfolio.	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
California 90405	and Joint Transactions Committee Member		member of the Joint Transactions Committee. Until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation.
Year of birth: 1957

Mr. Baron has served in several senior management positions, including the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm focused on investments in middle market companies. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. Mr. Baron was a senior level banker responsible for managing middle market regional offices of Manufactures Hanover Trust Co. and Chemical Bank.

Mr. Baron is currently an owner and director of BI Aero LLC, a global aerospace parts business. In addition, he serves as an advisory board member to Compass Cryogenics, LLC, a gas testing service provider to hospitals and surgical centers. Mr. Baron is also an owner and director of Open Water Brands, a fishing products manufacturer. From 2000-2021, Mr. Baron was an owner and director of Big Rock Sports, a leading distributor and manufacturer of hunting and fishing equipment in North America. . From 2008 to 2019, Mr. Baron was an owner and director of Bronco Manufacturing, a manufacturer of parts for oil and gas drillings rigs primarily in North America, Europe, and the Middle East.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)

Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Lead Independent Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2026; 2011 to present	From 2011 to present, Mr. Draut has been a Director of the Company. Since 2021, Mr. Draut has served as Lead Independent Director and as a member of the Company’s Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. From 2020 to present, Mr. Draut has been a Director of BlackRock Direct Lending Corp., and from 2022 to present, Mr. Draut has been a Trustee of BlackRock Private Credit Fund. Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois.	3 BDCs consisting of 3 Portfolios.	None.

Karen L. Leets 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1956	Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2026; October 2022 to present	From October 2022 to present, Ms. Leets has been a Director and a member of the Company’s Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. From 2023 to present, Ms. Leets has also served as a Director of BlackRock Direct Lending Corp. From 2019 to March 2026, Ms. Leets served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant	2 BDCs consisting of 2 Portfolios.	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business.

Andrea L. Petro 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1952	Director, Audit Committee Member, Governance and Compensation Committee Chair and Joint Transactions Committee Member	2026; August 4, 2020 to present

From 2020 to present, Ms. Petro has been a Director of the Company and a member of the Audit Committee, the Governance and Compensation Committee and the Joint Transactions Committee. From March 2024 to present, Ms. Petro has been Chair of the Governance and Compensation Committee. Ms. Petro also serves as a Trustee and Chair of the Governance and Compensation Committee of BlackRock Private Credit Fund. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023.

Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the

				2 BDCs consisting of 2 Portfolios.	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
Lender Finance Division and Supply Chain Finance Division. Ms. Petro also served as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin from December 2015 to December 2025. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022.

Maureen K. Usifer 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1960	Director; Audit Committee Chair; Governance and Compensation Committee Member and Joint Transactions Committee Member	2026; 2024 to present

From 2024 to present, Ms. Usifer has served as a Director of the Company, Chair of the Audit Committee, a member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. Ms. Usifer also serves as Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund and a Director and Chair of the Audit Committee of BlackRock Direct Lending Corp. From 2005 until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation.

From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a

				3 BDCs consisting of 3 Portfolios.	Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also serves as a Director of Charlotte’s Web and serves as chair of the audit committee.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Philip Tseng 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1976	Chair of the Board of Directors, Chief Executive Officer and Co-Chief Investment Officer	2026; 2021 to present (Director; Chair of the Board, Chief Executive Officer and Co- Chief Investment Officer since 2024); 2021 to 2024 (President)	Mr. Tseng is the Chair of the Board of Directors, Chief Executive Officer and Co-Chief Investment Officer of the Company. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown.	3 BDCs consisting of 3 Portfolios.	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.

Officers Who Are Not Directors

Jason Mehring 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	President	N/A; 2024 to present	Mr. Mehring is the President of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Mehring is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)

Erik L. Cuellar 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	Chief Financial Officer, Treasurer	N/A; 2021 to present

Mr. Cuellar is the Chief Financial Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is responsible for financial and regulatory reporting. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

				N/A	N/A

Charles C. S. Park 50 Hudson Yards, New York, New York 10001 Year of birth: 1967	Chief Compliance Officer	N/A; July 2025 to present	Mr. Park is the Chief Compliance Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and Chief Compliance Officer of the Advisor. He is also the Chief Compliance Officer of other BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Diana Huffman 50 Hudson Yards, New York, New York, 10001 Year of birth: 1982	General Counsel, Secretary, and Authorized Person	N/A; 2022 to present	Ms. Huffman is General Counsel, Secretary, and Authorized Person of the Company. She is also General Counsel and Secretary of BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel for BlackRock Capital Investment Corporation, a public BDC, prior to its merger with the Company in March 2024. As part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives, advising on a broad array of legal and regulatory issues, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.	N/A	N/A

Patrick Wolfe 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1982	Chief Operating Officer	N/A; 2024 to present	Patrick Wolfe is the Chief Operating Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Dan Worrell 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1963	Co-Chief Investment Officer	N/A; 2024 to present	Mr. Worrell is the Co-Chief Investment Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length o f Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Mr. Tseng is an “interested person” (as defined in the 1940 Act) of the Company by virtue of his current position with the Advisor.

The Board of Directors has adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Directors believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. In addition to such procedures, the Board of Directors has adopted requirements that (1) no Director serve concurrently as a director of more than six public companies, for which directorships on companies in a family of funds will count as a single directorship and (2) Directors be subject to a mandatory retirement age of 75, which mandatory retirement age may be waived by a majority vote of the Board of Directors. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Directors, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board of Director’s conclusion that the Director should serve as a Director of the Company, is provided below.

Interested Directors

Philip Tseng: Mr. Tseng is the Chief Executive Officer, Co-Chief Investment Officer and Chair of the Board of the Company. Mr. Tseng is a senior member of the investment team within BlackRock’s Private

Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.

Independent Directors

John R. Baron: Since March 2024, Mr. Baron has been a Director of the Company and is a member of the Company’s Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. Until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation. Mr. Baron has served in several senior level management positions, including as the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm focused on investments in middle market companies. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. Mr. Baron was a senior level banker responsible for managing middle market regional offices of Manufactures Hanover Trust Co. and Chemical Bank. Mr. Baron is currently an owner and director of BI Aero LLC, a global aerospace parts business. In addition, he serves as an advisory board member to Compass Cryogenics, LLC, a gas testing service provider to hospitals and surgical centers. Mr. Baron is also an owner and director of Open Water Brands, a fishing products manufacturer. From 2000-2021, Mr. Baron was an owner and director of Big Rock Sports, a leading distributor and manufacturer of hunting and fishing equipment in North America. From 2008 to 2019, Mr. Baron was an owner and director of Bronco Manufacturing, a manufacturer of parts for oil and gas drillings rigs primarily in North America, Europe, and the Middle East. Mr. Baron’s expertise in the private equity, banking and investment banking industries provides the Company with an abundance of practical business experience and knowledge.

Eric J. Draut: Mr. Draut is Lead Independent Director of the Company. Mr. Draut is a member of the Company’s Audit Committee, a member of the Company’s Governance and Compensation Committee, and a member of the Company’s Joint Transactions Committee. Mr. Draut also serves as Lead Independent Trustee of BlackRock Private Credit Fund and as Lead Independent Director of BlackRock Direct Lending Corp. The Company’s Board of Directors benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation.

Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and has served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as a member of the Company’s Audit Committee.

Karen L. Leets: Ms. Leets is a Director of the Company and a member of the Company’s Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. Ms. Leets also serves as a Director of BlackRock Direct Lending Corp. From 2019 to March 2026, Ms. Leets served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business. Ms. Leets’ knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.

Andrea L. Petro: Ms. Petro is a Director of the Company and Chair of the Company’s Governance and Compensation Committee, a member of the Audit Committee, and a member of the Joint Transactions Committee. Ms. Petro also serves as a Trustee of BlackRock Private Credit Fund. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin from December 2015 to December 2025. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.

Maureen K. Usifer: Ms. Usifer is a Director of the Company, Chair of the Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. Ms. Usifer also serves as a Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund, member of its Governance and Compensation Committee and a member of the Joint Transactions Committee, and a Director and Chair of the Audit Committee of BlackRock Direct Lending Corp. and member of its Joint Transactions Committee. From 2005 until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University. Ms. Usifer’s independence from the Company enhances her service as Chair of the Company’s Audit Committee and member of other Board committees.

Officers Who Are Not Directors

Erik L. Cuellar: Mr. Cuellar, Director of BlackRock, is the Chief Financial Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is responsible for financial and regulatory reporting. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

Jason Mehring: Mr. Mehring, Managing Director of BlackRock, is the President of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Mehring is a senior member of the investment team and an investment committee member within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

Charles C. S. Park: Mr. Park, Managing Director of BlackRock, is the Chief Compliance Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Park has served as Chief Compliance Officer of certain BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Diana Huffman: Ms. Huffman, Executive Director of BlackRock, serves as General Counsel, Secretary, and Authorized Person of the Company. She is also General Counsel and Secretary of BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel for BlackRock Capital Investment Corporation, a public BDC, prior to its merger with the Company in March 2024. As part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives, advising on a broad array of legal and regulatory issues, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.

Patrick Wolfe: Mr. Wolfe, Managing Director of BlackRock, is the Chief Operating Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Wolfe is Head of Portfolio

Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Dan Worrell: Mr. Worrell, Managing Director of BlackRock, is Co-Chief Investment Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups: Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in the 1940 Act. Philip Tseng is an Interested Director by virtue of his employment with the Advisor. In part because the Company is an externally-managed investment company, the Board of Directors believes having a chairperson that is an Interested Director and that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Tseng’s employment with the Advisor allows for the efficient mobilization of the Advisor’s resources at the Board of Director’s behest and on its behalf. Mr. Draut serves as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other Independent Directors and performs such other duties and responsibilities as the Board of Directors may determine, including presiding at all meetings of the Board of Directors at which the Chair is not present, including executive sessions of the Independent Directors. The Board of Directors believes its relatively small size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of the Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the Director is independent. The Board of Directors has determined that each of our Directors, other than Mr. Tseng, is independent under the 1940 Act and the NASDAQ Global Select Market listing standards.

Means by Which the Board of Directors Supervises Officers

The Board of Directors is regularly informed on developments and issues related to the business of the Company, and monitors the activities and responsibilities of the officers in various ways. At each regular meeting of the Board of Directors, the officers report to the Board of Directors on developments and important issues. Each of the officers, as applicable, also provides regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors. Officers and other members of the Advisor, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board of Directors’ Role in Risk Oversight

Day-to-day risk management with respect to the Company is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board of Directors’ general oversight of the Company and is addressed as part of various Board of Directors and committee activities. The Board of Directors, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company’s compliance program and reports to the Board of Directors regarding compliance matters for the Company and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code
of
Ethics
The Company has
adopted
a code of ethics and business conduct that applies to its officers, including its Chief Executive Officer, President, Chief Financial Officer and Treasurer, or persons performing similar functions (the “Code of Business Conduct”). The Code of Business Conduct can be accessed at
https://Investors.TCPCapital.com/corporate-governance
. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on the Company’s website and as otherwise required by the rules promulgated by NASDAQ and the SEC.
The Company has also adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act (the “Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions and operates in conjunction with the Code of Business Conduct noted above. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Code of Ethics is available at
https://Investors.TCPCapital.com/corporate-governance
.
Insider Trading Policy
The officers of the Company and Interested Directors are employees of BlackRock and covered by the BlackRock insider trading policy (the “Inside Trading Policy”). The Independent Directors are subject to the Code of Ethics with respect to portfolio securities of the Company and must pre-clear
trades in the Company’s shares. A copy of the Inside Trading Policy has been filed as an exhibit to the Company’s most recent Annual Report on Form
10-K.
Hedging Transactions
The Company’s codes of ethics and business conduct do not expressly prohibit Directors or Senior Officers from engaging in hedging transactions with respect to its securities.

BOARD MEETINGS
During the Company’s fiscal year ended December 31, 2025, the Board of Directors met seventeen times. No incumbent Director who was a Director during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served during the Company’s most recently completed fiscal year. All of the then-Directors attended the 2025 Annual Meeting of Stockholders of the Company virtually.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors currently has three committees: an Audit Committee, a Governance and Compensation Committee and a Joint Transactions Committee.
Audit Committee
. The Audit Committee operates pursuant to a charter approved by our Board of Directors and met four times during the fiscal year ended December 31, 2025. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee and can be accessed at http://Investors.TCPCapital.com/corporate-governance. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board of Directors, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Mses. Leets, Petro and Usifer (Chair) and Messrs. Baron and Draut, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation
S-K
of the Securities Exchange Act of 1934 (the “1934 Act”). In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule
10A-3
of the 1934 Act and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Joint Transactions Committee. The Joint Transactions Committee met five times during such fiscal year. The Joint Transactions Committee is currently composed of Mses. Leets, Petro and Usifer and Messrs. Baron and Draut. The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Advisor’s other accounts in accordance with our exemptive orders obtained from the Commission.

Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of Independent Directors, personnel training policies, administering the provisions of the code of ethics applicable to the Independent Directors and determining, or recommending to the Board of Directors for determination, the compensation of any officers of the Company. The charter can be accessed on the Company’s website. Currently, the Company’s officers do not receive any direct compensation from the Company. The Governance and Compensation Committee consists of Mses. Leets, Petro (Chair) and Usifer and Messrs. Baron and Draut, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. The Governance and Compensation Committee met two times during the fiscal year ended December 31, 2025.

With respect to nominations to the Board of Directors, the Governance and Compensation Committee seeks to identify individuals to serve on the Board of Directors who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board of Directors will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance and Compensation Committee reviews the size of the Board of Directors and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new Directors should be added to the Board of Directors.

The Governance and Compensation Committee may consider recommendations for nomination of Directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 25 days, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation earned or actually received by the Company’s directors, none of whom is an employee of the Company, for service as a director for the fiscal year ended December 31, 2025. No compensation is paid by the Company to Interested Directors.

	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors:
Philip Tseng	—	—
Independent Directors:
Eric J. Draut	$167,000	$167,000
Karen L. Leets	$146,000	$146,000
Andrea L. Petro	$152,000	$152,000
John R. Baron	$146,000	$146,000
Maureen K. Usifer	$161,000	$161,000

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.

The Company is authorized to pay each Independent Director the following amounts for serving as a Director: (i) $110,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof attended physically, telephonically or virtually by videoconference by such Director; and (iii) $1,000 for each special meeting of the Board of Directors or a committee thereof with a limited agenda attended by such Independent Director (whether in person, telephonic or virtual). The Lead Independent Director receives $20,000 per year. The Chair of the Audit Committee receives $15,000 per year and the Chair of the Governance and Compensation Committee receives $5,000 per year. Each Independent Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.

COMPENSATION OF OFFICERS

None of the officers receive compensation from the Company. The compensation of the officers is paid by the Advisor or an affiliate of the Advisor or through distributions from the Administrator. A portion of such compensation may be reimbursed by the Company for the cost to the Advisor or the Administrator of administrative services rendered by him or her on behalf of the Company.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Company generally provide that, to the extent permitted by applicable law, the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company unless, as to liability to the Company or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Company will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Company’s governing documents are subject to any limitations imposed by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an investment management agreement with the Advisor.

•

The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to portfolio companies to which we are required to provide such assistance.

•
We have entered into a royalty-free license agreement with the
Advisor
and BlackRock, Inc., pursuant to which the Advisor and BlackRock have agreed to grant us a non-exclusive,
royalty-free license to use the name “TCP” and “BlackRock.”

The
Advisor
and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Director approval pursuant to the terms of the co-investment
exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns.
While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received co-investment
exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable us to participate in certain transactions that we could not invest in without the relief. However, as a result, we may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.
Statement of Policy Regarding Transactions with
Related
Persons
The Board of Directors has adopted a policy regarding transactions with affiliates. Prior to the consummation of any transaction in which the Company, or any company controlled by the Company, proposes to participate, the Company’s Chief Compliance Officer and/or General Counsel, or their respective designees, will review the facts and circumstances of such transaction and determine whether an affiliate may be involved in such transaction.

DELINQUENT SECTION 16(A) REPORTS
Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2025, except that, as a result of administrative oversight, each of Jason Mehring, Patrick Wolfe and Dan Worrell was late in filing a Form 4 related to changes in beneficial ownership of securities.
POLICIES AND PRACTICES RELATED TO THE TIMING OF EQUITY AWARDS
The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public
information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public
information for the purpose of affecting the value of executive compensation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2026. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the Independent Directors, by a vote cast at an in-person meeting. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

	2025	2024
Audit Fees	$868,789	$857,259
Audit-Related Fees	$7,500	$140,000
All Other Fees	$—	—
Total	$876,289	$997,259

Audit Fees.

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as the review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services, such as comfort letters and consents, that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing and maintenance of the Company’s registration statement on Form N-2.

Tax Fees.

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.

All Other Fees.

All other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Company. The Audit Committee also is required to consider and act upon (i) the provision by the Company’s independent accountant of any non-audit services to the Company, and (ii) the provision by the Company’s independent accountant of non-audit services to the Company and any entity controlling, controlled by, or under common control with the Company that provide ongoing services to the Company (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Company’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Company by the Company’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Company’s independent auditors to the Company’s investment advisor and to affiliates of the investment advisor that provide ongoing services to the Company, but only if the non-audit services have a direct impact on the operations or financial reporting of the Company.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved selecting D&T to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

John R. Baron;

Eric J. Draut;

Karen L. Leets;

Andrea L. Petro;

Maureen K. Usifer (Chair).

STOCKHOLDER COMMUNICATIONS

Stockholders who want to communicate with the Board of Directors or any individual member of the Board of Directors should email Investor.Relations@TCPCapital.com, or write the Company to the attention of Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. The communication should indicate that you are a Company stockholder. If the communication is intended for a specific member of the Board of Directors and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Directors, it will be sent to the Chair of the Company’s Governance and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may email Investor.Relations@TCPCapital.com, or address letters to Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Stockholders who are uncomfortable submitting complaints to Investor Relations may address letters directly to the Chair of the Audit Committee of the Board of Directors at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of the Company. The Company expects that the 2027 Annual Meeting of Stockholders of the Company will be held in May 2027, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal must be received no later than Thursday, December 10, 2026 in order to be included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Stockholders of the Company.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder’s proposal for consideration at the 2027 Annual Meeting of Stockholders of the Company, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder’s proposal must be received no earlier than Monday, December 28, 2026 and no later than 5:00 p.m., Eastern Time, on Wednesday, January 27, 2027 in order to be considered at the 2027 Annual Meeting of Stockholders of the Company. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Company and will set forth all information required under Sections 4 and 5, as applicable, of Article II of the Company’s current Bylaws.

FINANCIAL STATEMENTS AVAILABLE

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2025. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of stockholders may become available to the Company. The Company does not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

The Company restricts access to nonpublic personal information about its stockholders to its investment advisor’s employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations team at Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or Investor.Relations@TCPCapital.com or 310-566-1094. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person via webcast. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Philip Tseng
Chairman of the Board of Directors and
Chief Executive Officer

April 9, 2026

BlackRock TCP Capital Corp. PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-855-372-7798 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MNv9NH4 on May 27, 2026 at 9:00 a.m. Pacific Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD BLACKROCK TCP CAPITAL CORP. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Diana Huffman and Charles C.S. Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock TCP Capital Corp., a Delaware corporation (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on May 27, 2026, at 9:00 a.m. (Pacific Time) (the “Annual Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned as if personally present at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNv9NH4. To attend and participate in the virtual Annual Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TCP_35030_030526 xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT! BlackRock TCP Capital Corp. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 27, 2026. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-35030 Please detach at perforation before mailing. THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal 1. To elect all six Director nominees to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies. 01. John R. Baron 02. Eric J. Draut 03. Karen L. Leets 04. Andrea L. Petro 05. Maureen K. Usifer 06. Philip Tseng INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. FOR ALL WITHHOLD ALL FOR ALL EXCEPT 2. To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx TCP 35030 xxxxxxxx